SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                 AMENDMENT NO. 1
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 30, 2004

                               PICK UPS PLUS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                                     000-28255                               31-1438392
(State or other jurisdiction                          (Commission                             (IRS Employer
      of incorporation)                               File Number)                          Identification No.)

4360 Ferguson Drive, Suite 120, Cincinnati, Ohio                                       45245
    (Address of principal executive offices)                                         (Zip code)

Registrant's telephone number, including area code:                                 (513) 398-4344

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

         On April 30, 2004, Pick Ups Plus, Inc., a Delaware corporation ("Pick Ups Plus"), entered into an Asset Purchase Agreement dated April 30, 2004, (the "Purchase Agreement") among Automotive International, Inc., an Ohio corporation ("Automotive International"), and Richard L. Hallberg, Jr. Pursuant to the Purchase Agreement, Pick Ups Plus purchased certain assets of Automotive International. These assets included all of the current accounts related to Automotive International's auto preservation business, computer software, computer hardware, customer lists, equipment, furniture, fixtures, a royalty-free license for the use of the name Valuguard, inventory of Valuguard products, a 2002 Ford Explorer, a 2004 Lexus RX and a 2001 Pontiac Bonneville, a 1996 Audi-4, a 1996 Thunderbird, a 1989 Chevy S-10, 1988 Jeep Chrokee, a 1987 Oldsmobile and a 1978 Pontiac Catalina. The consideration paid by Pick Ups Plus for the purchase of the assets was (i) $10,000 cash, paid in advance of the April 30, 2004, closing of the purchase transaction; (ii) $590,000 cash paid at the time of the closing of the purchase transaction; and (iii) 5,238,095 shares of common stock of Pick Ups Plus.

Item 9.01. Financial Statements and Exhibits.

         (a) Financial Statements of Auto Preservation, Inc.

                  Independent Auditors' Report

                  Audited Balance Sheets as of December 31, 2003 and 2002.

                  Audited Statements of Operations for the years ended December 31, 2003 and 2002.

                  Audited Statements of Retained Earnings for the years ended December 31, 2003 and 2002.

                  Audited Statements of Cash Flows for the years ended December 31, 2003 and 2002.

         (b) Proforma financial information of Pick Ups Plus, Inc.

                  Unaudited Pro Forma Balance Sheet as of December 31, 2003.

                  Unaudited Pro Forma Statement of Operations for the year ended December 31, 2003.

                  Unaudited Pro Forma Statement of Operations for the year ended December 31, 2002.

(c) Exhibit No. Description

Exhibit                 Description                                                  Location
-----------------       -----------                                                  ---------
                        Asset  Purchase  Agreement,  dated April 30,  2004,  by and  Filed as an  exhibit  to Pick Ups
     Exhibit 99.1       among Pick Ups Plus,  Inc.,  Richard L.  Hillberg,  Jr. and  Plus'  Form  8-K  filed  with the
                        Automotive International, Inc.                               SEC on May 20, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 25, 2005                           PICK UPS PLUS, INC.

                                                  By: /s/ Robert White
                                                     ---------------------------
                                                  Name:  Robert White
                                                  Title: Chief Financial Officer

                             AUTO PRESERVATION, INC.

                              FINANCIAL STATEMENTS
                        AND INDEPENDENT AUDITORS' REPORT

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

                             AUTO PRESERVATION, INC.

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

                                      INDEX

                                                                   Page(s)

Independent Auditors' Report                                       1.

Financial Statements:

         Balance Sheets                                            2.

         Statements of Operations                                  3.

         Statements of Retained Earnings                           4.

         Statements of Cash Flows                                  5.

Notes to Financial Statements                                      6. - 9.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders
Auto Preservation, Inc.
Cincinnati, Ohio

We have audited the accompanying balance sheets of Auto Preservation, Inc. (a subsidiary of Automotive International, Inc.), as of December 31, 2003 and 2002, and the related statements of operations, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Auto Preservation, Inc. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

                                                        LAZAR LEVINE & FELIX LLP

New York, New York
July 22, 2004

                             AUTO PRESERVATION, INC.
                              BALANCE SHEETS AS OF
                           DECEMBER 31, 2003 AND 2002

                                     ASSETS
                                     ------

                                                                      2003            2002
                                                                -------------   -------------
CURRENT ASSETS:
Cash and cash equivalents                                       $      86,200   $     121,067

Accounts receivable - net of allowance for doubtful
accounts of $6,000 and $14,000 for 2003 and 2002,
respectively                                                          152,334         124,787
    Inventories                                                        16,939           9,065
    Prepaid expenses and other current assets                           2,769              --
    Due from affiliate                                                 11,846              --
                                                                -------------   -------------
TOTAL CURRENT ASSETS                                                  270,088         254,919

FIXED ASSETS, at cost less accumulated depreciation
of $30,154 and $15,520 for 2003 and 2002, respectively                 57,283          30,809
                                                                -------------   -------------
                                                                $     327,371   $     285,728
                                                                =============   =============

                      LIABILITIES AND SHAREHOLDER'S EQUITY
                      ------------------------------------

CURRENT LIABILITIES:
    Accounts payable                                            $       3,810   $      23,601
    Due to affiliate                                                       --          34,477
    Accrued expenses                                                   10,125          24,866
                                                                -------------   -------------
TOTAL CURRENT LIABILITIES                                              13,935          82,944
                                                                -------------   -------------
COMMITMENTS AND CONTINGENCIES
SHAREHOLDER'S EQUITY:
    Contributed capital                                                 1,000           1,000
    Retained earnings                                                 312,436         201,784
                                                                -------------   -------------
                                                                      313,436         202,784
                                                                -------------   -------------

                                                                $     327,371   $     285,728
                                                                =============   =============

                             See accompanying notes.

                             AUTO PRESERVATION, INC.
                            STATEMENTS OF OPERATIONS

                  FOR THE YEARS ENDED DECEMBER 31,2003 AND 2002

                                                        2003           2002
                                                    ------------   ------------
SALES                                               $  1,592,659   $  1,603,721

COST OF SALES                                            944,777      1,010,791
                                                    ------------   ------------

GROSS PROFIT                                             647,882        592,930
                                                    ------------   ------------
OPERATING EXPENSES:
    Selling expenses                                     239,313        278,426
    General and administrative expenses                  301,982        340,032
                                                    ------------   ------------
                                                         541,295        618,458
INCOME (LOSS) FROM OPERATIONS                            106,587        (25,528)

INTEREST AND OTHER INCOME                                  4,065             74
                                                    ------------   ------------

INCOME (LOSS) BEFORE PROVISION FOR
INCOME TAXES                                             110,652        (25,454)

    Provision for income taxes                                --             --
                                                    ------------   ------------

NET INCOME (LOSS)                                   $    110,652   $    (25,454)
                                                    ============   ============

                             See accompanying notes.

                             AUTO PRESERVATION, INC.
                         STATEMENTS OF RETAINED EARNINGS

                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                          2003          2002
                                                      -----------   -----------

RETAINED EARNINGS, BEGINNING OF YEAR                  $   201,784   $   227,238

Add: Net income (loss)                                    110,652       (25,454)
                                                      -----------   -----------

RETAINED EARNINGS, END OF YEAR                        $   312,436   $   201,784
                                                      ===========   ===========

                             See accompanying notes.

                             AUTO PRESERVATION, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                              2003            2002
                                                          ------------    ------------
INCREASE (DECREASE) IN CASH AN CASH EQUIVALENTS:

CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income (loss)                                    $    110,652    $    (25,454)
     Adjustments to reconcile net income (loss) to
         net cash provided by operations:
              Depreciation                                      14,634          12,704

              Bad debt provision                                (8,000)         14,000

     Changes in assets and liabilities:
         Accounts receivable                                   (19,547)         98,841
         Inventory                                              (7,874)          5,721

         Prepaid expenses and other assets                      (2,769)             --
         Accounts payable                                      (19,791)        (57,188)
         Accrued expenses                                      (14,741)          8,124
         Due to affiliate                                      (46,323)         34,477
                                                          ------------    ------------

              Net cash provided by operating activities          6,241          91,225

CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital expenditures                                      (41,108)        (40,050)

CASH FLOWS FROM FINANCING ACTIVITIES                                --              --
                                                          ------------    ------------

NET (DECREASE) INCREASE IN CASH AND

     CASH EQUIVALENTS                                          (34,867)         51,175
     Cash and cash equivalents, beginning of year              121,067          69,892
                                                          ------------    ------------

CASH AND CASH EQUIVALENTS, END OF YEAR                    $     86,200    $    121,067
                                                          ============    ============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW

     INFORMATION:
         Cash paid during the year:
              Interest                                    $         --    $         --
              Taxes                                                 --              --

                             See accompanying notes.

                             AUTO PRESERVATION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE 1 - DESCRIPTION OF COMPANY:

            Auto Preservation, Inc. is an operating subsidiary of Automotive International, Inc. ("International"). International was founded in 1971 to provide products and services to the automotive industry such as body shops, car washes, vehicle dealerships, etc. Auto Preservation, Inc. (the "Company" or "AP") was created to service vehicle dealerships in preparing vehicles for delivery to customers.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

            The Company's accounting policies are in accordance with accounting principles generally accepted in the United States of America. Outlined below are those policies which are considered particularly significant.

(a)      Use of Estimates:

            In preparing financial statements in accordance with accounting principles generally accepted in the United States of America
            (GAAP), management makes certain estimates and assumptions, where applicable, that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. While actual results could differ from those estimates, management does not expect such variances, if any, to have a material effect on the financial statements.

(b)      Statements of Cash Flows:

            For purposes of the statements of cash flows, the Company considers all highly liquid investments purchased with a remaining maturity of three months or less to be cash equivalents.

(c)      Fair Value:

            The carrying amounts of cash, trade receivables, and accounts payable approximate fair value as of December 31, 2003 and 2002.

                             AUTO PRESERVATION, INC.

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

(d)      Inventories:

            Inventories, which consist solely of good held for resale, are stated at the lower of cost (first-in, first-out method) or market. Market is considered as net realizable value.

(e)      Fixed Assets:

            Fixed assets are recorded at cost. Depreciation and amortization are provided on a straight-line basis as follows:

                             Machinery and equipment                         5 years
                             Furniture and fixtures                          3 years
                             Transportation equipment                        3 - 5 years

            Maintenance and repairs are expensed as incurred, renewals and betterments are capitalized.

(f)      Revenue Recognition:

            The Company recognizes revenue when all of the following criteria have been met: (i) services have been rendered, (ii) the fee for the services performed is fixed or determinable and (iii) collectibility is reasonably assured.

(g)      Advertising and Promotion Costs:

            Advertising and promotion costs are expensed as incurred. For the years ended December 31, 2003 and 2002, such costs aggregated $8,327 and $10,898, respectively.

(h)      Income Taxes:

            The Company is a subsidiary of Automotive International, Inc. International, with the consent of its shareholders, has elected to be taxed as an S Corporation. The shareholders of an S Corporation are taxed on their proportionate share of the Company's taxable income. As such, no provision or liability for income taxes has been included in these financial statements.

                             AUTO PRESERVATION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

(i)      Recent Accounting Pronouncements:

            In May 2003, Statement of Financial Accounting Standards ("SFAS") No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity," was issued effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). The adoption of SFAS No. 150 did not result in the reclassification of any financial instruments in the Company's financial statements.

            In April 2003, SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities," was issued effective for contracts entered into or modified after June 30, 2003, with certain exceptions. This statement amends and clarifies financial accounting and reporting for derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activity." The Company does not currently engage in hedging activities and the adoption of this statement did not have any effect on its financial statements.

            In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure - an Amendment to FASB Statement No. 123." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods for transition to SFAS No. 123's fair value method of accounting for stock-based compensation. As amended by SFAS No. 148, SFAS No. 123 also requires additional disclosure regarding stock-based compensation in annual and condensed interim financial statements.

                             AUTO PRESERVATION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

   NOTE 3 - FIXED ASSETS:

                Fixed assets is comprised of the following:

                                                       2003           2002
                                                   ------------   ------------
Furniture and fixtures                             $      4,457   $      4,457
Machinery and equipment                                   6,395          6,395
Transportation equipment                                 76,585         35,477
                                                   ------------   ------------
                                                         87,437         46,329
Less:  accumulated depreciation and amortization         30,154         15,520
                                                   ------------   ------------

                                                   $     57,283   $     30,809
                                                   ============   ============

            Depreciation and amortization expense aggregated $14,634 and $12,704 for 2003 and 2002, respectively.

NOTE  4 - DUE FROM (TO) AFFILIATE:

            The Company buys product, at cost, from International and also provides services to International. International also allocates certain overhead costs to this subsidiary - insurance, rent, etc. As of December 31, 2002, the Company owed International an aggregate of $34,477 and as of December 31, 2003, reflected a receivable from International in the amount of $11,846. These balances are non-interest bearing and are settled on a periodic basis.

NOTE  5 - COMMITMENTS AND CONTINGENCIES:

            Lease Obligations:

            International is obligated presently for future minimum lease payments, under a lease for office and shop space, which expires on October 30, 2004, at a monthly rental of $2,700. The Company also leases shop space on a month-to-month basis. Rental expense recorded by the Company for 2003 and 2002 aggregated $65,157 and $61,743 respectively.

                               PICKUPS PLUS, INC.
                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

         On April 30, 2004 the company completed the acquisition of all of the outstanding capital stock of Auto Preservation, Inc. for $600,000 cash and 5,238,095 shares of the company's restricted stock, valued at $104,762. The funds to complete the acquisition were received from the delivery of a $670,000 promissory note to Cornell Capital Partners, LP. For purposes of the pro forma, the transaction has been valued at $704,762 plus transaction costs of $76,150 for an aggregate price of $780,912. The excess of the purchase price over the net assets acquired was allocated to goodwill.

         The following unaudited pro forma balance sheet as of December 31, 2003 assumes that the acquisition occurred on December 31, 2003. The unaudited pro forma statements of operations for the years ended December 31, 2003 and 2002 have been prepared as if the acquisition occurred on January 1, 2002. The pro forma combined results is presented for information purposes only, is based on historical information, and does not reflect the actual results that would have occurred nor is it necessarily indicative of future results of the combined enterprise.

                               Pickups Plus, Inc.
                        Unaudited Pro Forma Balance Sheet
                                December 31, 2003

                                                               PickupsAuto             Auto
                                                                 Plus, Inc.        Preservation Inc.
                                                         -----------------------------------------------
                       - ASSETS -
CURRENT ASSETS:
Cash                                                                $3,865              $86,200
Accounts receivable - net of allowance for                          17,281              152,334
   doubtful accounts of $5,930 and
   $6,000, respectively
Inventories                                                         66,915               16,939
Prepaid expenses and other current assets                           30,155                2,769
Due from affiliate                                                       0               11,846
                                                         ---------------------------------------
                  TOTAL CURRENT ASSETS                             118,216              270,088

FIXED ASSETS                                                       117,095               57,283
OTHER ASSETS:
Goodwill



Security deposits and other assets                                   1,905
                                                         ---------------------------------------
                                                                  $237,216             $327,371
                                                         =======================================
       - LIABILITIES AND SHAREHOLDERS' DEFICIT -
CURRENT LIABILITIES:
Line of credit payable                                            $390,000
Accounts payable                                                   340,621                3,810
Accrued expenses                                                    14,163               10,125
Sales taxes payable                                                350,653
Loans payable - current                                            139,591
Capitalized lease payable - current                                 22,804
Loans payable - officers/directors                                  46,800
                                                         ---------------------------------------
               TOTAL CURRENT LIABILITIES                         1,304,632               13,935
                                                         ---------------------------------------

NON-CURRENT LIABILITIES:
Loans payable                                                       68,490
Convertible debentures                                             205,000
                                                         ---------------------------------------
                                                                   273,490                    0
                                                         ---------------------------------------
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' DEFICIT:
Preferred stock, none issued                                             0                    0
Common stock                                                        86,917
Additional paid-in capital                                       2,712,875                1,000
Accumulated deficit                                             -4,140,698              312,436
                                                                ----------              -------
                                                                -1,340,906              313,436
                                                                ----------              -------
                                                                 $237,216             $327,371
                                                                 =========            =========


                                                                   Adjustments
                                                           Debit                 Credits               Consolidated
                                                      --------------------------------------------------------------

                       - ASSETS -

CURRENT ASSETS:
Cash                                                   $593,850 (a)             $600,000 (b)                $83,915
Accounts receivable - net of allowance for                                                                  169,615
   doubtful accounts of $5,930 and
   $6,000, respectively
Inventories                                                                                                  83,854
Prepaid expenses and other current assets                                                                    32,924
Due from affiliate                                                                                           11,846
                                                                                               ---------------------
                  TOTAL CURRENT ASSETS                                                                      382,154

FIXED ASSETS                                                                                                174,378
OTHER ASSETS:
Goodwill                                                 76,150 (a)                                         467,476

                                                        391,326 (b)

Security deposits and other assets                                                                            1,905
                                                                                               ---------------------
                                                                                                         $1,025,913
                                                                                               =====================
       - LIABILITIES AND SHAREHOLDERS' DEFICIT -
CURRENT LIABILITIES:
Line of credit payable                                                                                      390,000
Accounts payable                                                                $670,000 (a)              1,014,431
Accrued expenses                                                                                             24,288
Sales taxes payable                                                                                         350,653
Loans payable - current                                                                                     139,591
Capitalized lease payable - current                                                                          22,804
Loans payable - officers/directors                                                                           46,800
                                                                                               ---------------------
               TOTAL CURRENT LIABILITIES                                                                  1,988,567
                                                                                               ---------------------

NON-CURRENT LIABILITIES:
Loans payable                                                                                                68,490
Convertible debentures                                                                                      205,000
                                                                                               ---------------------
                                                                                                            273,490
                                                                                               ---------------------
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' DEFICIT:
Preferred stock, none issued                                                                                      0
Common stock                                                                       5,238 (b)                 92,155
Additional paid-in capital                                1,000 (b)               99,524 (b)              2,812,399
Accumulated deficit                                     312,436 (b)                                      -4,140,698
                                                                ---                                      ----------
                                                                                                         -1,236,144
                                                                                                         ----------
                                                                                                        $1,025,913
                                                                                                        ==========

                               Pickups Plus, Inc.
                   Unaudited Pro Forma Statement of Operations
                      For The Year Ended December 31, 2003

                                                         Pickups                 Auto
                                                        Plus, Inc          Preservation Inc.     Adj.           Consolidated
REVENUES:
Retail sales                                             $1,203,837           $1,592,659                          $2,796,496
Initial franchise fees                                            0                    0                                   0
Royalties                                                    29,936                    0                              29,936
                                                   --------------------------------------                --------------------
                                                          1,233,773            1,592,659                           2,826,432
                                                   --------------------------------------                --------------------

COST OF SALES                                               809,996              944,777                           1,754,773

GROSS PROFIT                                                423,777              647,882                           1,071,659

OPERATING EXPENSES:
Selling, general and administrative                       1,295,365              541,295                           1,836,660
Rescission of franchise agreement                            45,000                                                   45,000
Other (income)                                               -1,603               -4,065                              -5,668
Settlement of accounts payable                              -70,190                                                  -70,190
Interest expense                                             33,538                                                   33,538
                                                   --------------------------------------                --------------------
                                                          1,302,110              537,230                           1,839,340
                                                   --------------------------------------                --------------------

INCOME (LOSS) BEFORE PROVISION  FOR INCOME TAXES           -878,333              110,652                            -767,681

Provision (credit) for income taxes                               0                    0                                   0

                                                   --------------------------------------------------------------------------
NET INCOME (LOSS)                                         ($878,333)            $110,652                           ($767,681)
                                                   ==========================================================================


BASIC/DILUTED INCOME (LOSS) PER COMMON SHARE                 ($0.01)                                                  ($0.01)
                                                             =======                                                  =======

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING               81,102,355                            5,238,095          86,340,450
                                                         ==========                            =========          ==========

                               Pickups Plus, Inc.
                   Unaudited Pro Forma Statement of Operations
                      For The Year Ended December 31, 2002

                                                         Pickups                 Auto
                                                        Plus, Inc          Preservation Inc.     Adj.           Consolidated
REVENUES:
Retail sales                                              $2,349,139          $1,603,721                         $3,952,860
Initial franchise fees                                        70,000                                                 70,000
Royalties                                                     57,190                                                 57,190
                                                   --------------------------------------               --------------------
                                                           2,476,329           1,603,721                          4,080,050
                                                   --------------------------------------               --------------------

COST OF SALES                                              1,496,496           1,010,791                          2,507,287

GROSS PROFIT                                                 979,833             592,930                          1,572,763

OPERATING EXPENSES:
Selling, general and administrative                        1,488,598             618,458                          2,107,056
Rescission of franchise agreement                                  0                   0                                  0
Other (income)                                                  -404                 -74                               -478
Settlement of accounts payable                              -100,926                                               -100,926
Interest expense                                              22,386                                                 22,386
                                                   --------------------------------------               --------------------
                                                           1,409,654             618,384                          2,028,038
                                                   --------------------------------------               --------------------

INCOME (LOSS) BEFORE PROVISION  FOR INCOME TAXES            -429,821             -25,454                           -455,275

Provision (credit) for income taxes                                0                   0                                  0

                                                   --------------------------------------               --------------------
NET INCOME (LOSS)                                          ($429,821)           ($25,454)                         ($455,275)
                                                           ==========           =========                         ==========
                                                   ======================================               ====================


BASIC/DILUTED INCOME (LOSS) PER COMMON SHARE                  ($0.01)                                                ($0.01)
                                                              =======                                                =======

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                59,903,589                          5,238,095          65,141,684
                                                          ==========                          =========          ==========

                               Pickups Plus, Inc.
                Notes To Unaudited Pro Forma Financial Statements
                             As Of December 31, 2003

(a) The company received net proceeds of $593,850 from the delivery of a $670,000 Promissory Note to Cornell Capital Partners, LP. The fees and expenses of $76,150 have been added to the goodwill on the balance sheet.

(b) The Company acquired 100% of Auto Preservation, Inc. for an aggregate purchase price of $704,762 made up of $600,000 and issuance of 5,238,095 restricted shares of the Company's common stock. The aggregate purchase price of the aforementioned company exceeds the nets assets acquired. This excess of $391,326 has been reflected in goodwill on the balance sheet. The acquisition will be reflected utilizing the purchase method of accounting. The Company paid for the acquisition out of the proceeds of the Promissory Note to Cornell Capital.


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